Investor Day September 28, 2022 Allscripts/Veradigm Exhibit 99.1

Allscripts| Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” “look forward,” “pipeline” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance or events. Certain factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to: our use of the proceeds from the sale of our Hospitals and Large Physician Practices Business; our ability to achieve the margin targets associated with our profitability initiatives within the contemplated time periods, if at all; the continued impact of the COVID-19 pandemic; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; the failure by Practice Fusion to comply with the terms of the settlement agreements with the U.S. Department of Justice (the “DOJ”); the costs and burdens of compliance by Practice Fusion with the terms of its settlement agreements with the DOJ; additional investigations and proceedings from governmental entities or third parties other than the DOJ related to the same or similar conduct underlying the DOJ’s investigations into Practice Fusion’s business practices; our ability to recover from third parties (including insurers) any amounts paid in connection with Practice Fusion’s settlement agreements with the DOJ and related inquiries; the expected financial results of businesses acquired by us; the successful integration of businesses acquired by us; the anticipated and unanticipated expenses and liabilities related to businesses acquired by us, including the civil investigation by the U.S. Attorney’s Office involving our Enterprise Information Solutions business; other risks associated with investments and acquisitions; risks associated with disposition of the Hospitals and Large Physicians Practices Business, our failure to compete successfully; consolidation in our industry; current and future laws, regulations and industry initiatives; increased government involvement in our industry; the failure of markets in which we operate to develop as quickly as expected; our or our customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; our ability to maintain and expand our business with existing clients or effectively transition clients to newer products; the effects of the realignment of our sales, services and support organizations; market acceptance of our products and services; the unpredictability of the sales and implementation cycles for our products and services; our ability to manage future growth; our ability to introduce new products and services; our ability to establish and maintain strategic relationships; risks associated with investments and acquisitions; the performance of our products; our ability to protect our intellectual property rights; the outcome of legal proceedings involving us; our ability to hire, retain and motivate key personnel; performance by our content and service providers; liability for use of content; price reductions; our ability to license and integrate third-party technologies; risks related to global operations; variability of our quarterly operating results; risks related to our outstanding indebtedness; changes in tax rates or laws; business disruptions; our ability to maintain proper and effective internal controls; and asset and long-term investment impairment charges. Additional information about these and other risks, uncertainties, and factors affecting our business is contained in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Qs. We do not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in our business, financial condition or operating results over time.

Agenda Tom Langan PRESIDENT & CHIEF COMMERCIAL OFFICER Jonathan Malek SVP & GM, PROVIDER Jay Bhattacharyya SVP & GM, PAYER Stuart Green SVP & GM, LIFE SCIENCE Veradigm Value Provider Base Foundation Payer Connectivity New Perspectives for Biopharma Rick Poulton CHIEF EXECUTIVE OFFICER Introduction Leah Jones CHIEF FINANCIAL OFFICER Financial Update

Our Mission At Veradigm we are transforming health, insightfully PAYER BIOPHARMA PROVIDER Veradigm is a healthcare technology and analytics company spanning across the three pillars of healthcare Veradigm and the Veradigm Network are different because of our connectivity, scale, and expertise which provides a uniquely comprehensive scope and depth of interconnected resources, so our clients can drive improved health outcomes for the patients they serve.

Veradigm Value Tom Langan President & Chief Commercial Officer

Growth Leaders Stuart Green Jonathan Malek Jay Bhattacharyya SVP & GM LIFE SCIENCE SVP & GM PROVIDER SVP & GM PAYER Tom Langan PRESIDENT & CHIEF COMMERCIAL OFFICER Ray Joske VP MARKETING Bruce Lucarelli VP & CHIEF DATA OFFICER EXPERIENCE Executive Leadership, Commercial, and Sales Positions EXPERIENCE Leadership Positions in Finance, Strategy, M&A and Operations EXPERIENCE Commercial Leadership & General Management Positions EXPERIENCE Leadership Positions in Technology, Product & Operations EXPERIENCE Leadership Positions in Marketing, Sales & Operations EXPERIENCE Leadership Positions in IT & Data Warehouse Development

Market Trends Accelerate Our Growth Strategy MOVE TO OUTPATIENT AND AMBULATORY CARE CHANGING INTEROPERABILITY STANDARDS INCREASE IN HEALTHCARE SPENDING DYNAMIC REGULATORY ENVIRONMENT GROWTH STRATEGY Leverage Convergence of Healthcare Market and the Transition to Value-Based Care Grow Provider Network Expand Data Sources Increase Share of Wallet EXPANDING USE OF REAL-WORLD DATA INCREASED NEED FOR HEALTH ECONOMICS & OUTCOMES RESEARCH

Veradigm Journey Starts with the Provider Footprint 2 EHRs Targeted at Different Tiers of Practice Complexity Industry-leading Practice Management / Clearinghouse Solution Virtual Care Enablement / Patient Engagement Revenue Cycle Management Services Partner with Over 330K Healthcare Providers via the Veradigm Network Enable the transition to Value Based Care PROVIDER VALUE PROPOSITION

The Veradigm Formula Other Practice Solutions = 60K Proprietary Registries = 20K Healthcare IT Partners = 170K Unique Ability to Drive Efficiencies; Enhance Decision Making at the Point of Care Scale Workflow Connectivity Analytics Collectively, serve 330K+ HEALTHCARE PROVIDERS & ~180M PATIENTS via the Veradigm Network Augment these direct relationships for even more market scale EHR Providers = 80K

Veradigm Network Growth Model

Veradigm Network Value = COLLECTIVE SCALE + DATA + WORKFLOW CONNECTIVITY

330K+ HEALTHCARE PROVIDERS[1]	**19.8M** PATIENT ENGAGEMENT[2]
1.7K SAAS CLIENTS + 73 SPECIALTIES IN ALL 50 STATES[3]	**180M+** DISTINCT PATIENTS WITH CLINICAL ACTIVITY[4]
1M+/mo. LAB & RADIOLODY RESULTS[5]	**97%** FIRST PASS CLEAN CLAIMS RATE[6]

11.6M MEDICAL CHART PULLS[7]

1-7 Data on File



LIFE SCIENCE
PAYER
PATIENTS
PROVIDER

Veradigm Network Collaboration

- EHRs
- PATIENT ENGAGEMENT
- LAB & RADIOLOGY
- DEVELOPERS
- BILLING
- HEALTH IT

Copyright ©2022 Veradigm® | All rights reserved

11

Competitive Market Landscape Provider 1-5 Independent Practice Segment Larger Practice Segment ePrescribe Life Sciences Real-World Data Real-World Evidence Digital Health Media Payer Payer Analytics + eChart Courier PayerPath Platform

Veradigm’s Competitive Advantages Patented Risk Adjustment Methodology with dynamic intervention planning empowers Payers to identify actionable interventions Easy-to-use, intuitive Clinical, Financial, Revenue Cycle and Patient Engagement solutions designed for Independent Providers Scalable access to Research and Real-World Clinical Data via direct connection with the Point-of-Care Bi-directional clinical and financial data exchange between Payers and 200k+ Providers drives value for all stakeholders Secure, Reliable, and Compliant Cloud Solutions that scale Highly-targeted, scalable delivery of Biopharma Awareness Messaging to HCPs via their EHRs

Provider

The Provider Network = Veradigm Foundation 2 EHRs Targeted at Different Healthcare Provider Audiences Industry-leading Clearinghouse Solution1 & Practice Management Virtual Care and Patient Engagement Revenue Cycle Management Services Enabling the transition to Value Based Care Focus our Growth Through Wallet Share Industry Consolidation Sources: 1. Veradigm Payerpath Ranked #1 by Blackbook in 2022 for Ambulatory Claims Management and Clearinghouse Solutions and End-To-End RCM Software Technology, Physicians Practices & Ambulatory Facilities/Groups Solutions

Enterprise Platform Patient Engagement Practice Mgmt. & Rev Cycle Mgmt. Veradigm Provider Solutions Cloud EHR serves over 21,000 small practices Professional EHR serves over 2,100 complex practices 850 healthcare services organizations $100B processed charges Growth market among Cloud EHR practices 1,000+ platform customers using commercial APIs for financial and clinical transactions Personal Health Record & Patient Portal Telehealth, scheduling, payments and more Over 100M patient engagement users EHR

How Does Provider Power Veradigm? Veradigm Provider Media Payer Integrations Point-of-care solutions Financial Data Consent, batch & real-time APIs Clinical Data Veradigm Payer Veradigm Life Sciences 850 HEALTHCARE SERVICES ORGANIZATIONS 21,000 SMALL PRACTICES 2,100 COMPLEX PRACTICES

Our Focus DISRUPT AT THE EDGE GROW THE CORE TRANSFORM THE FOUNDATION New Business Channel Partners Enterprise solutions Digital evolution of business processes and operations Transition all products to the cloud Expansion Business RCM for small to medium sized practices Expand commercial access to the same platform we use to build and operate all our solutions

A Foundation of Experience & Scale Verifications/Transformations ePrescriptions Including EPCS Claims Transactions 1B+ 1B+ 953M+ 600M+ 400M+ Rev Cycle Transactions Transactions Eligibility and medication history Veradigm Community Direct Messaging eAuthorizations 53M+ 10M+ 730K+ Real Time Benefit Inquiries Labs & Imaging Electronic orders and results 28M+ 300M Messaging In 2021 alone… Senior, experienced technology team behind the Cloud EHR Deep domain expertise across EHR and Practice Management, across decades Proven, rapid and resilient execution capabilities

Veradigm Network in Action CASE STUDY Deeply integrated into the clinical workflow Reducing 2-6 months integrations down to 24 hours Services for the small practice that “just work” RCM VBC Lab Network Practice Solutions Enabling customer expansion

Payer

Payer Data & Analytics| Large Addressable Market Veradigm Current $3.3B Addressable Payer Data and Analytics Market Segment Expected to Grow 20%+ Annually Total Opportunity Payer Spend on Software and IT Services in Healthcare ~$19B Current Veradigm Opportunity ~$3.3B Payer Solutions Growth Drivers Payer’s Long-Term Vision: To be a Full Service Managed Gateway for Clinical and Financial data enabling better Interoperability + Analytics + Payment Based on Payer Analytics Solutions and Healthcare Information Exchange

100+ health plan clients 9 of top 20 health plans 30M+ members across the US Veradigm Payer Our insightful solutions lead to better patient outcomes, increased revenue, and lower costs Our Payer focused solutions connect to more than 275K Providers across the US Solutions address Medicare Advantage, Managed Medicaid and ACA markets VALUE PROPOSITION

Veradigm Payer-Provider Collaboration Platform Simplifies Provider & Payer collaboration through analytics and better point-of-practice workflows Health Plan Analytics Platform Clinical Data Exchange Submissions & EDI Clearinghouse Provider & Member Engagement

End to End Payer Solutions Claims, CMS, and Patient Data > Payer Provider Analytics < Charts, Parsed Data Files < Coding Output File + Charts < EHR Data Gap Alerts > < Gap Closure Data < Charts Risk Gaps > Quality Gaps > Provider Engagement Gap Alerts > < Gap Closure Data FHIR/API < Parsed EHR Data Coding Platform < Gap Closure Data / Quality Alerts Gap Alerts > < Gap Alerts EHR Data Integration End to End Solution Value Layering $3 $2 $1 $ AVG. PER MEMBER PER MONTH Submissions Provider Engagement Risk & Quality Analytics Data Organization PAYMENT Submissions enables the Health Plan to get paid ACTIVATION The activation of the provider and the member to get the result FOUNDATION IDENTIFICATION The Identification of what to do

DIFFERENTIATION

Power of the Platform in a Scaled Network

Platform Scale enables Veradigm to engage providers and patients in a way that moves the needle for health plans nationwide


United States
Mexico

Gaps In Care intervention messaging to maximize Quality and Risk Adjustment program value

TOTAL PROVIDERS IN US: ~1.1 million

TOTAL VERADIGM PAYER FOCUSED CONNECTED PROVIDERS*: ~275,000 (~25% of the country)

TOTAL VERADIGM HEALTH PLAN CUSTOMERS: 100+

VERADIGM PERFORMS ANALYTICS & SERVICES ON: 30M+ covered lives

* comprised of EHRs and EDI Clearinghouse doesn't represent the entire Veradigm Network

Copyright ©2022 Veradigm® | All rights reserved

26

Observed Results from Current Clients 4:1 Return +2.6M 7:1 Return The Impact of One End-to-End Solution On Improved Identification of Actionable, Impactful Opportunities via Patented RA Solutions including Dynamic Planning x x Risk Adjustment Quality Provider Activation On Provider Engagement Impact of Star Rating Level Change CASE STUDY

Growth Initiatives Net New Health Plan relationships Expand Provider engagement capabilities Introduce New Patient/Member engagement capabilities EHR Partnerships: Long Tail Organic EHR provider growth Expand Provider network Cross-sell/ Up-sell White space

Life Science

Provide data and registry information (ACC) as standalone or combined data sets We perform registry and study implementation services via our RWE Consulting group Digital Health Media serves agencies and direct sponsors by providing ads via our Provider platforms Veradigm Life Science OVERVIEW SOLUTIONS Leverage Real-world Practice Data to Generate Insights What does our Life Science business do and who do we serve?

Rich Real-World Data at the Point-of-Care

Veradigm Ambulatory EHR Database

One of the largest **deidentified EHR datasets**	Derived from **Veradigm Network** ambulatory EHRs: Professional, Touchworks, Practice Fusion, NextGen	Extensive **nationally distributed patient population** from a wide range of practice sizes	Supports patient longitudinal analysis, stand-alone or linked to other **real-world data sources**

~10 YEARS
OF DATA AVAILABLE

>180M PATIENTS
ACROSS ALL PLATFORMS

Copyright ©2022 Veradigm® | All rights reserved

31

Veradigm Real-World Data Defined Veradigm Real World Data Ambulatory EHR Data 180M+ Patients* Claims & Remits 300M Claims** Registries 20M Patients* 49M-63M Linked to closed/open claims Cardiology 9M Patients* Metabolic 11M Patients* 2.5M Linked to closed claims 2.7M Linked to closed claims *5 years of history ** Data is only stored at a rolling two-year period Closed/open claims via third party vendor

Reach Providers at the Point-of-Care *The Practice Fusion EHR displays advertisements in an iframe window that is separate and distinguishable from the clinical and practice management workflow within the EHR. No biopharma or device advertisements appear during the prescribing workflow consistent with applicable law 1 2 3 Position marketing messages during the healthcare provider EHR workflow in a compliant manner Drive awareness and adherence Enhance return on advertising dollars by delivering promotional messaging with reach and precise targeting Promotional Messaging

EHR Leader in Digital Media – Point of Care Messaging Biopharma companies working with Veradigm for point-of-care media Years delivering multi-platform point-of-care media Campaigns successfully executed over 11 years Ad impressions served since 2011 20B+ 100+ 11+ 1K+

Moderna Real-World Evidence Evaluating Vaccine Effectiveness CASE STUDY Outcomes Situation Approach Enabling and empowering Moderna to conduct internal analyses with data assets Designing and implementing an FDA-mandated safety program Leverage the Veradigm Cardiovascular Registry, as well as the Practice Fusion EHR Facilitating research studies Use of our EHR data assets with broad publicly available data to provide insight James Mansi VP MEDICAL AFFAIRS, NORTH AMERICA | MODERNA Veradigm has been a valuable resource to Moderna by helping us gain insight into vaccination rates, so we can continue to help protect vulnerable populations from COVID-19.

Financial Update Leah Jones, Chief Financial Officer

Veradigm| Revenue Performance

Veradigm| Margin Performance 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Veradigm| Provider Growth Levers New Client Wins Expand Wallet Share Value-Based Care Partnerships Market Consolidation 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Veradigm| Payer & Life Science Expand Data Sources Broaden Existing Partnerships Increase Media Footprint Grow Health Plan Partnerships Growth Levers 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Allscripts| Free Cash Flow % of Revenue Accelerates 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Allscripts| Simultaneously Reducing Share Count & Leverage 1 See reconciliation of non-GAAP metrics in the appendix of this presentation.

Allscripts| 2022 Guidance Reaffirmed 6% - 7% Veradigm Revenue Growth YOY $110M - $120M Allscripts Free Cash Flow 10% - 15% Veradigm Adjusted EBITDA Growth YOY

Closing Comments Rick Poulton Chief Executive Officer

Q&A

Appendix: Non-GAAP Reconciliations

Allscripts| Non-GAAP Segment Reconciliation (Veradigm Segment)

Allscripts| Non-GAAP Segment Summary

Allscripts| Non-GAAP Reconciliations (Provider and Payer & Life Sciences)

Allscripts| Non-GAAP Summary (Provider and Payer & Life Sciences)

Allscripts| Non-GAAP Reconciliations (Free Cash Flow & Free Cash Flow % of Revenue)

Allscripts| Non-GAAP Reconciliations (Non-GAAP diluted shares outstanding)

Allscripts| Non-GAAP Reconciliations (Net Leverage)

Allscripts| Non-GAAP Reconciliations (Adjusted EBITDA)

Allscripts| Non-GAAP Financial Measures Allscripts reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents non-GAAP bookings, gross profit, income from operations, Adjusted EBITDA, Adjusted EBITDA margin, and free cash flow, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of non-GAAP financial measures are presented below: Non-GAAP gross profit consists of GAAP gross profit, as reported, and excludes acquisition-related amortization and; stock-based compensation expense. Non-GAAP gross margin consists of non-GAAP gross profit as a percentage of revenue in the applicable period. Non-GAAP income from operations consists of GAAP income (loss) from operations, as reported, and excludes acquisition-related amortization; stock-based compensation expense; and transaction and other costs. Adjusted EBITDA is a non-GAAP measure and consists of GAAP income/(loss) from operations, as reported, and adjusts for: depreciation and amortization; asset impairment charges; stock-based compensation expense; and transaction and other costs. Adjusted EBITDA margin is a non-GAAP measure that is calculated by dividing Adjusted EBITDA by revenue. Non-GAAP diluted weighted shares outstanding consists of diluted weighted shares outstanding, as reported, less the dilutive impact of 0.875% convertible notes due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge. Free cash flow consists of GAAP cash flows from continuing operations in the applicable period, net of capital expenditures and capitalized software costs. Reconciliations to GAAP cash flows from continuing operations are found in Table 6 within this press release. Non-GAAP diluted weighted shares outstanding: consists of diluted weighted shares outstanding, as reported, less the dilutive impact of 0.875% convertible notes due to the intent to settle the principal in cash and shares to be delivered at settlement by the convertible note hedge. Net Leverage: Total debt less total cash divided by trailing twelve months of adjusted EBITDA. Free Cash Flow % Revenue: Trailing twelve months of free cash flow divided by trailing twelve months of revenue.

Allscripts| Non-GAAP Financial Measures Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP operating income, and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods. Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Allscripts excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods. Transaction and Other Costs. Transaction and other costs relate to certain legal proceedings and investigations, consulting, severance, incentive compensation and other charges incurred in connection with activities that are considered not reflective of our core business. Other costs also include non-cash impairment charges based on management’s assessment of the likelihood of near-term recovery of the investments’ value. Allscripts excludes transaction and other costs, in whole or in part, from non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods.

Allscripts| Non-GAAP Financial Measures Asset Impairment Charges. Asset impairment charges reflect non-cash charges related to the write-offs of deferred costs related to our private cloud hosting operations. Management also believes that non-GAAP gross profit, income from operations, effective income tax rate, net income, diluted earnings per share, Adjusted EBITDA, Adjusted EBITDA margin and free cash flow provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments, transaction, and other costs recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP gross profit, operating income, net income, diluted earnings per share, Adjusted EBITDA and/or Adjusted EBITDA margin to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP gross profit, operating income, net income, diluted earnings per share, Adjusted EBITDA and Adjusted EBITDA margin are performance measures only, and they do not provide any measure of cash flow or liquidity. Allscripts considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after capital expenditures and capitalized software costs. Free cash flow provides management and investors a valuable measure to determine the quantity of capital generated that can be deployed to create additional shareholder value by a variety of means. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.